UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of report (date of earliest event reported): April 15, 2009

                          MISSION WEST PROPERTIES, INC.
             (Exact name of registrant as specified in its charter)

         Maryland             Commission File Number:          95-2635431
         --------                    1-8383                    ----------
(State or other jurisdiction                                (I.R.S. Employer
      of incorporation)                                      Identification)



                    10050 Bandley Drive, Cupertino, CA 95014
                    (Address of principal executive offices)

                                 (408) 725-0700
              (Registrant's telephone number, including area code)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act(17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

(a)  The following information is being furnished by the Company as required for
     Item 2.02(a) of this report and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934:

On April 15, 2009, the Company issued a press release announcing its earnings results for the first quarter ended March 31, 2009. The press release is attached to this Current Report as Exhibit 99.1 and is incorporated by reference in response to Item 2.02(a) of this report.








--------------------------------------------------------------------------------

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                        MISSION WEST PROPERTIES, INC.

Date: April 16, 2009                    By: /s/ Wayne N. Pham
                                           -------------------------------------
                                           Wayne N. Pham
                                           Vice President of Finance and
                                           Controller

EXHIBIT 99.1



                                                                   PRESS RELEASE

For Immediate News Release
April 15, 2009


     MISSION WEST PROPERTIES ANNOUNCES FIRST QUARTER 2009 OPERATING RESULTS

  "We build the buildings for the high tech companies that build the internet"

Cupertino, CA - Mission West Properties, Inc. (NASDAQ: MSW) reported today that Funds From Operations ("FFO") for the quarter ended March 31, 2009 was approximately $12,070,000, or $0.11 per diluted common share, (considering the potential effect of all O.P. units being exchanged for shares of the Company's common stock) as compared to approximately $15,223,000, or $0.14 per diluted common share, for the same period in 2008. Unrealized loss from investment in marketable securities accounted for approximately ($2,757,000), or ($0.03) per diluted common share, for the quarter ended March 31, 2009. On a sequential quarter basis, FFO for the quarter ended December 31, 2008 was approximately $0.12 per diluted common share. Net termination fee income relating to a lease termination accounted for approximately $1,921,000, or $0.02 per diluted common share, for the quarter ended March 31, 2008.

Net income for the quarter ended March 31, 2009 was approximately $5,634,000 as compared to approximately $9,121,000 for the quarter ended March 31, 2008. Net income per diluted share to common stockholders was $0.07 for the quarter ended March 31, 2009 compared to $0.10 for the quarter ended March 31, 2008, a per share decrease of approximately 30%. Unrealized loss from investment in marketable securities accounted for approximately ($0.03) per diluted common share for the quarter ended March 31, 2009. Net termination fee income relating to a lease termination accounted for approximately $0.02 per diluted common share for the quarter ended March 31, 2008.

COMPANY PROFILE

Mission West Properties, Inc. operates as a self-managed, self-administered and fully integrated REIT engaged in the management, leasing, marketing, development and acquisition of commercial R&D properties, primarily located in the Silicon Valley portion of the San Francisco Bay Area. Currently, the Company manages 111 properties totaling approximately 8.0 million rentable square feet, which includes approximately 854,000 rentable square feet (or 16 buildings) that are in the process of being rezoned for residential development. For additional information, please contact Investor Relations at 408-725-0700.

The matters described herein contain forward-looking statements. Such statements can be identified by the use of forward-looking terminology such as "will," "anticipate," "estimate," "expect," "intends," or similar words. Forward-looking statements involve a number of risks, uncertainties or other factors beyond the Company's control, which may cause material differences in actual results, performance or other expectations. These factors include, but are not limited to, the ability to complete acquisitions under the Berg Land Holdings Option Agreement with the Berg Group and other factors detailed in the Company's registration statements, and periodic filings with the Securities & Exchange Commission.

                          MISSION WEST PROPERTIES, INC.
                             SELECTED FINANCIAL DATA
        (In thousands, except share, per share and property data amounts)


                                                    Three Months        Three Months
                                                       Ended               Ended
                                                    Mar 31, 2009        Mar 31, 2008
                                                  ----------------    ----------------
OPERATING REVENUES:
  Rental revenue from real estate                     $20,655             $18,996
  Tenant reimbursements                                 4,800               3,583
  Lease termination and settlement income                   -               1,921
  Other income                                            320                 228
                                                  ----------------    ----------------
    Total operating revenues                           25,775              24,728
                                                  ----------------    ----------------

OPERATING EXPENSES:
  Operating and maintenance                             2,555               2,476
  Real estate taxes                                     3,397               2,411
  General and administrative                              531                 673
  Depreciation and amortization of real estate          5,944 (1)           5,623 (1)
                                                  ----------------    ----------------
    Total operating expenses                           12,427              11,183
                                                  ----------------    ----------------

    Operating income                                   13,348              13,545

OTHER INCOME (EXPENSES):
  Equity in earnings of unconsolidated joint venture       89                 382
  Interest and dividend income                            (59)                558
  Unrealized loss from investment                      (2,757)                  -
  Interest expense                                     (4,806)             (4,928)
  Interest expense - related parties                     (181)               (436)
                                                  ----------------    ----------------
    Net income                                          5,634               9,121

Net income attributable to noncontrolling interests    (4,202)             (7,239)
                                                  ----------------    ----------------
Net income attributable to common stockholders         $1,432              $1,882
                                                  ================    ================

Net income per share to common stockholders:
   Basic                                                $0.07               $0.10
                                                  ================    ================
   Diluted                                              $0.07               $0.10
                                                  ================    ================
Weighted average shares of common stock (basic)    21,614,878          19,667,605
                                                  ================    ================
Weighted average shares of common stock (diluted)  21,770,489          19,667,605
                                                  ================    ================
Weighted average O.P. units outstanding            83,660,298          85,530,417
                                                  ================    ================



FUNDS FROM OPERATIONS
Funds from operations                                 $12,070             $15,223
                                                  ================    ================
Funds from operations per share (2)                     $0.11               $0.14
                                                  ================    ================
Outstanding common stock                           21,748,211          19,669,807
                                                  ================    ================
Outstanding O.P. units                             83,526,965          85,528,215
                                                  ================    ================
Weighted average O.P. units and common stock
   outstanding (diluted)                           105,430,787        105,198,022
                                                  ================    ================


                                                    Three Months        Three Months
                                                       Ended               Ended
FUNDS FROM OPERATIONS CALCULATION                   Mar 31, 2009        Mar 31, 2008
                                                  ----------------    ----------------
Net income                                            $ 5,634             $ 9,121
Add:
   Depreciation and amortization of real estate         6,416               6,024
   Depreciation and amortization of real estate
      held in unconsolidated joint venture                 59                 189
Less:
   Noncontrolling interests in joint ventures             (39)               (111)
                                                  ----------------    ----------------
Funds from operations                                 $12,070             $15,223
                                                  ================    ================

Funds From Operations ("FFO") is a non-GAAP financial measurement used by real estate investment trusts ("REITs") to measure and compare operating performance. As defined by NAREIT, FFO represents net income (loss) before noncontrolling interest of unit holders (computed in accordance with GAAP, accounting principles generally accepted in the United States of America), excluding gains (or losses) from debt restructuring and sales of property, plus real estate related depreciation and amortization (excluding amortization of deferred financing costs and depreciation of non-real estate assets) and after adjustments for unconsolidated partnerships and joint ventures. Management considers FFO to be an appropriate supplemental measure of the Company's operating and financial performance because when compared year over year, it reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, general and administrative expenses and interest costs, providing a perspective not immediately apparent from net income. In addition, management believes that FFO provides useful information about the Company's financial performance when compared to other REITs since FFO is generally recognized as the industry standard for reporting the operations of REITs. FFO should neither be considered as an alternative for net income as a measure of profitability nor is it comparable to cash flows provided by operating activities determined in accordance with GAAP. FFO is not comparable to similarly entitled items reported by other REITs that do not define them exactly as we define FFO.

                                                    Three Months       Three Months
                                                       Ended               Ended
PROPERTY AND OTHER DATA:                            Mar 31, 2009       Mar 31, 2008
                                                  ----------------    ----------------
Total properties, end of period                           111                 111
Total square feet, end of period                    8,047,569           8,047,569
Average monthly rental revenue per square foot (3)      $1.29               $1.23
Occupancy for leased properties                          65.3%               64.4%
Straight-line rent                                       $322                $705
Leasing commissions                                      $117                $316
Capital expenditures                                     $  -                $221

LEASE ROLLOVER SCHEDULE:

Year                # of Leases       Rentable Square Feet
----------------    -------------     ---------------------
2009                      15                 140,332 (4)
2010                      12                 572,000
2011                      15                 827,605
2012                      13               1,001,452
2013                       6                 459,737
2014                      13               1,357,782
2015                       4                 328,211
2016                       2                 144,600
2017                       3                 241,089
Thereafter                 1                 119,756
                    -------------     ---------------------
    Total                 84               5,192,564
                    =============     =====================

BALANCE SHEETS

                                                 March 31, 2009       December 31, 2008
                                              --------------------  ---------------------
                                     Assets

Investments in real estate:
  Land                                             $  320,911            $  320,911
  Buildings and improvements                          799,469               799,471
  Real estate related intangible assets                 3,240                 3,240
                                              --------------------  --------------------
     Total investments in properties                1,123,620             1,123,622
  Accumulated depreciation and amortization          (185,987)             (180,043)
                                              --------------------  --------------------
      Net investments in properties                   937,633               943,579
  Investment in unconsolidated joint venture            3,832                 3,768
                                              --------------------  --------------------
      Net investments in real estate                  941,465               947,347
  Cash and cash equivalents                                 -                     -
  Restricted cash                                      22,048                39,478
  Restricted investment in marketable securities        4,078                     -
  Investment in marketable securities                       -                 3,368
  Deferred rent receivables                            18,164                17,841
  Other assets, net                                    18,620                18,758
                                              --------------------  --------------------
      Total assets                                 $1,004,375            $1,026,792
                                              ====================  ====================

                             Liabilities and Equity

Liabilities:
  Mortgage notes payable                           $  327,933            $  330,908
  Mortgage note payable - related parties               8,639                 8,761
  Revolving line of credit                              5,456                13,079
  Interest payable                                      1,583                 1,596
  Security deposits                                     5,122                 5,272
  Deferred rental income                                5,735                 3,964
  Dividends and distributions payable                  21,055                21,055
  Accounts payable and accrued expenses                20,063                17,747
                                              --------------------  --------------------
      Total liabilities                               395,586               402,382
                                              --------------------  --------------------

Commitments and contingencies.

Equity: (5)
Stockholders' equity:
  Common stock, $.001 par value                            22                    20
  Additional paid-in capital                          169,415               154,412
  Distributions in excess of accumulated earnings     (22,932)              (20,014)
                                              --------------------  --------------------
      Total stockholders' equity                      146,505               134,418
Noncontrolling interests                              462,284               489,992
                                              --------------------  --------------------
      Total equity                                    608,789               624,410
                                              --------------------  --------------------
      Total liabilities and equity                 $1,004,375            $1,026,792
                                              ====================  ====================


(1) Includes approximately $159 and $122 in amortization expense for the three months ended March 31, 2009 and 2008, respectively, for the amortization of in-place lease value intangible asset pursuant to Statement of Financial Accounting Standard No. 141, "Business Combinations."

(2) Calculated on a fully diluted basis. Assumes conversion of O.P. units outstanding into the Company's common stock.

(3) Average monthly rental revenue per square foot has been determined by taking the cash base rent for the period divided by the number of months in the period, and then divided by the average occupied square feet in the period.

(4) Eight leases for approximately 113,000 rentable square feet are month to month lease.

(5)  Reflects  adoption of Statement of Financial  Accounting  Standard No. 160,
     "Noncontrolling   Interests  in  Consolidated  Financial  Statements  -  an
     amendment of ARB No. 51."